Exhibit 99.1

Gores Holdings IX Announces Receipt of Nasdaq Listing Delinquency Notification Letter

BOULDER, Colo. — September 13, 2024 — Gores Holdings IX, Inc. (Nasdaq: GHIX) (the “Company”) today announced that it received a delinquency notification letter (the “Notice”) from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) on September 9, 2024 due to the Company’s non-compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) as a result of the Company’s failure to file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 (the “Q2 2024 Form 10-Q”). The Listing Rule requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”). The Notice has no immediate effect on the listing of the Company’s securities on Nasdaq. However, if the Company fails to timely regain compliance with the rule, the Company’s securities will be subject to delisting from Nasdaq.

The Notice provides that the Company has 60 calendar days to submit a plan to Nasdaq to regain compliance; if the plan is accepted, Nasdaq can grant an exception of up to 180 days from the due date of the Q2 2024 Form 10-Q, or until February 10, 2025, to regain compliance.

As previously described in the Company’s Current Report on Form 8-K, filed with the SEC on August 29, 2024, the Company’s failure to timely file the Q2 2024 Form 10-Q was as result of the discovery of potential errors for the accounting of the Company’s tax provision, which the Audit Committee of the board of directors of the Company has determined impacted the Company’s previously filed annual and quarterly reports. The Company is currently diligently working with its independent registered public accounting firm to complete the necessary audits and restatements in order to file the Q2 2024 Form 10-Q and other amended periodic filings, and will provide Nasdaq with its plan to regain compliance by the applicable deadline.

Forward-Looking Statements

This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, statements related to: the completion of the Company’s review of accounting matters and audit of the Company’s financial statements; the Company’s plans and timing related to the filing of the Q2 2024 Form 10-Q and the Company’s Form 10-K/A for the fiscal year ended December 31, 2023 with the restated results; expectations with respect to how the adjustments will impact the Company’s financial statements; and the Company’s plans, objectives and intentions that are not historical facts generally. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by the forward-looking statement, including without limitation: the final outcome of the evaluation of accounting matters and the impact of the adjustments to the Company’s financial statements; the discovery of additional and unanticipated information during the re-evaluation and audit of the Company’s financial statements, including it evaluation of effectiveness of internal control over financial reporting; changes in assumptions regarding how the evaluation will impact the Company’s financial results; the application of accounting or tax principles in an unanticipated manner; the possibility that the Nasdaq may delist the Company’s securities; risks related to the Company’s ability to implement and maintain effective internal control over financial reporting in the future; and the impact of these factors on the Company’s performance and outlook. See also other risks that are described in “Risk Factors” in the Company’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2023, and any subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to the Company as of the date hereof. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.